Schedule of Investments (Unaudited) December 31, 2021

Krane-UBS China A Share Fund

	Shares	Value
COMMON STOCK — 90.9%‡
CHINA — 90.9%
Consumer Discretionary — 7.0%
Gree Electric Appliances of Zhuhai, Cl A *	7,600	$44,098
Midea Group, Cl A	7,400	85,474
		129,572
Consumer Staples — 28.6%
Angel Yeast, Cl A	7,000	66,075
Inner Mongolia Yili Industrial Group, Cl A	13,100	85,051
Kweichow Moutai, Cl A	600	192,530
Luzhou Laojiao, Cl A	1,300	51,585
Wuliangye Yibin, Cl A	3,800	132,269
		527,510
Financials — 25.8%
Bank of Ningbo, Cl A	13,480	80,827
China Merchants Bank, Cl A	21,700	165,642
Ping An Bank, Cl A	57,200	147,567
Ping An Insurance Group of China, Cl A	10,400	82,085
		476,121
Health Care — 17.8%
Hangzhou Tigermed Consulting, Cl A	1,500	29,984
Jiangsu Hengrui Medicine, Cl A	10,360	82,260
Shandong Pharmaceutical Glass, Cl A	2,500	17,200
WuXi AppTec, Cl A	1,800	33,456
Yunnan Baiyao Group, Cl A	10,100	165,436
		328,336
Information Technology — 4.6%
Luxshare Precision Industry, Cl A	11,100	85,425

Materials — 7.1%
Anhui Conch Cement, Cl A	7,900	49,898
Wanhua Chemical Group, Cl A	5,200	82,307
		132,205
TOTAL CHINA		1,679,169
TOTAL COMMON STOCK
(Cost $1,803,316)		1,679,169

TOTAL INVESTMENTS — 90.9%
(Cost $1,803,316)		1,679,169
OTHER ASSETS LESS LIABILITIES – 9.1%		167,772
NET ASSETS - 100%		$1,846,941

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

Schedule of Investments (Unaudited) December 31, 2021

Krane-UBS China A Share Fund

Cl — Class

As of December 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended December 31, 2021, there have been no transfers in or out of Level 3.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements.

KRS-QH-027-0200

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